UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

August 10, 2007

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida	33127
(Address of principal executive offices)	(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2007, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Except as expressly otherwise set forth in Item 8.01 below, all of the information in this Current Report on Form 8-K (including this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

The registrant hereby files only the following four paragraphs (which are also contained in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K):

As a result of continuing delays in the development of the PARSEC® System, IVAX Diagnostics engaged a third party consulting firm to independently evaluate the PARSEC® System and the status of its development. The consulting firm recently reported that it is not likely that IVAX Diagnostics will be able to meet its previously announced target of the third quarter of 2007 for submitting its 510(k) application for the PARSEC® System to the Food and Drug Administration primarily as a result of the status of the proprietary operating system and other software components utilized in the development and operation of the instrument. IVAX Diagnostics is currently analyzing the consulting firm’s findings and is currently unable to provide guidance with respect to the future commercialization of the PARSEC® System.

At June 30, 2007, IVAX Diagnostics had an aggregate of approximately $1.5 million of inventory, fixed assets and equipment on lease relating to the PARSEC® System, as well as approximately $4.7 million of goodwill attributable to its Italian operation. If IVAX Diagnostics determines that all or a portion of these assets are obsolete or unrecoverable, then IVAX Diagnostics would be required to record an impairment charge with respect to all or a portion of these amounts.

The status of the PARSEC® System could also impact the timeframe during which IVAX Diagnostics had expected to begin marketing hepatitis test kits manufactured at its Italian facilities pursuant to a technology license. At June 30, 2007, IVAX Diagnostics had approximately $1.2 million of intangible assets and approximately $0.5 million of accrued payables relating to the technology license. If the progress of IVAX Diagnostics’ efforts to begin marketing hepatitis test kits is adversely impacted, then IVAX Diagnostics could be required to record an impairment charge with respect to all or a portion of these intangible assets and pay all or a portion of these accrued payables.

Except for the historical matters contained in the preceding three paragraphs, statements in the preceding three paragraphs are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of IVAX Diagnostics, Inc., including, without limitation: risks and uncertainties regarding the PARSEC® System, including, without

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limitation, that in light of the consulting firm’s findings IVAX Diagnostics does not expect to be able to meet its previously announced target of the third quarter of 2007 for submitting its 510(k) application for the PARSEC® System to the Food and Drug Administration, that the PARSEC® System may not perform as or be available when expected, that IVAX Diagnostics’ international activities associated with the PARSEC® System may be impacted by the delay in the full commercial release of the PARSEC® System, that IVAX Diagnostics may not be able to submit its 510(k) application for the PARSEC® System to the Food and Drug Administration when expected or at all, that IVAX Diagnostics may not be able to obtain 510(k) clearance from the Food and Drug Administration for the PARSEC® System when expected or at all, that IVAX Diagnostics may not be successful in its marketing of the PARSEC® System, that customers may not integrate the PARSEC® System into their operations as readily as expected, that sales and reagent rentals of the PARSEC® System may adversely affect sales and reagent rentals of the Mago® Plus and the Mago® 4, and that if IVAX Diagnostics makes future design changes to the PARSEC® System, develops improved instrument versions of the PARSEC® System or decides that the commercial launch of the PARSEC® System will be further delayed or ultimately cancelled, then IVAX Diagnostics could be required to record additional expenses or impairment charges with respect to all or a portion of its inventory, fixed assets and equipment on lease relating to the PARSEC® System as well as goodwill attributable to its Italian operation which would adversely affect IVAX Diagnostics and its financial condition, operating results and stock price; risks and uncertainties regarding the Mago® 4, including, without limitation, that the Mago® 4 may not perform as or be available when expected, that IVAX Diagnostics may not be able to submit its 510(k) application for the Mago® 4 to the Food and Drug Administration when expected or at all, that IVAX Diagnostics may not be able to obtain 510(k) clearance from the Food and Drug Administration for the Mago® 4 when expected or at all, that IVAX Diagnostics may not be able to obtain all necessary regulatory approvals for the Mago® 4 when expected or at all, that IVAX Diagnostics may not be successful in its marketing of the Mago® 4, that customers may not integrate the Mago® 4 into their operations as readily as expected, and that sales and reagent rentals of the Mago® 4 may adversely affect sales and reagent rentals of the Mago® Plus and the PARSEC® System; risks and uncertainties regarding hepatitis technology and products, including, without limitation, that IVAX Diagnostics may not successfully receive the transfer of hepatitis technology when expected or at all, that if IVAX Diagnostics does successfully receive the transfer of hepatitis technology, then IVAX Diagnostics may not be able to manufacture its own hepatitis assays when expected or at all, obtain CE approval for its hepatitis kits when expected or at all, make commercial deliveries of its hepatitis kits when expected or at all, or cause its own hepatitis assays to be run in conjunction with the PARSEC® System or the Mago® 4, and that if the progress of IVAX Diagnostics’ efforts to market hepatitis kits is adversely impacted by the developments relating to the PARSEC® System, then IVAX Diagnostics could be required to record additional expenses or impairment charges with respect to all or a portion of its intangible assets and pay all or a portion of the accrued payables relating to the hepatitis technology license which would adversely affect IVAX Diagnostics and its financial condition, operating results, cash position and stock price; that improved financial performance or results may not occur; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. In addition to the risks and uncertainties set forth above, investors should consider the economic, competitive, governmental, technological and other risks and uncertainties discussed in IVAX Diagnostics’ filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 – Press Release dated August 10, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Mark S. Deutsch
Mark S. Deutsch,
Vice President - Finance and
Chief Financial Officer

Dated: August 10, 2007

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 10, 2007.

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